SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  Form 8-K

                               CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the Securities
                            Exchange Act of 1934


       Date of Report (Date of earliest event reported) March 7, 1995

                                 CULP, INC.
           (Exact name of registrant as specified in its charter)


      North Carolina             0-12781            56-1001967

      (State or other       (Commission File      (IRS Employer
      jurisdiction of             No.)            Identification
      incorporation)                                   No.)


                           101 South Main Street
                     High Point, North Carolina  27260
                  (Address of principal executive offices)
                               (910) 889-5161
            (Registrant's telephone number, including area code)



       (Former name or former address, if changed since last report)

Item 5. Other Events

     See Press Release related to acquistion of Rayonese Textile Inc.



                                 SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              CULP, INC.
                              (Registrant)


                         By:   Franklin N. Saxon

                               Franklin N. Saxon
                               Vice President and
                               Chief Financial Officer


                         By:   Stephen T. Hancock
                               Stephen T. Hancock
                               General Accounting Manager



Dated:  March 7, 1995

                           (Culp logo appears here)

NEWS RELEASE                                    Contact:
                                                Frank Saxon
                                                Vice President
                                                Chief Financial Officer

   FOR IMMEDIATE RELEASE


                CULP COMPLETES ACQUISITION OF RAYONESE TEXTILE

                ANNOUNCES $6 MILLION CAPITAL EXPANSION PROGRAM


   HIGH POINT, North Carolina (March 7, 1995) - Culp, Inc. (Nasdaq/NM:CULP) today announced that it has completed the acquisition of Rayonese Textile Inc., a privately owned manufacturer of fabrics for home furnishings based near Montreal, Canada. Terms of the purchase were not announced.

        "Although Rayonese will be included in Culp's results for only a small portion of our fiscal year which ends next month, we expect a meaningful contribution to sales and earnings in fiscal 1996 from the acquired operations," commented Robert G. Culp, III, chief executive officer. "We have already started a $6 million capital investment program at Rayonese including the purchase and installation of a significant number of state of the art, air-jet jacquard looms. This expansion, which should be completed within the next six months, will substantially increase the capacity of Rayonese to supply greige goods to our existing mills. We, in turn, will be able to mount a more aggressive marketing effort, especially for wide, printed jacquard fabrics used for large home furnishings items such as mattress ticking and comforters."


        Culp remarked, "The purchase of Rayonese is the latest in a series of strategic actions completed over the past several years. Our initial thrust in this initiative was to establish Culp's basic capabilities as a fully integrated marketer of upholstery fabrics and mattress ticking. The more recent transactions, including the acquisition of Rossville/Chromatex in November 1993, have served principally to strengthen the Company's overall competitive leadership. We believe this plan of expanding Culp's manufacturing and marketing resources matches well with the continuing consolidation within the home furnishings industry."

        Culp is a leading manufacturer and marketer of fabrics for the furniture, bedding and institutional furnishings markets.

                                     -30-


  Culp, Inc. [] P.O. Box 2686 [] 101 S. Main Street [] High Point, NC
      27261-2686 [] 910-888-6266 [] TLX 802147 [] Fax 910-887-7089